EXHIBIT 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In connection with the Quarterly Report of The Madonna Corporation (the "Company") on Form  10-QSB/A for the three month period ended  September 30, 2005,  as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Lance R. Larsen, Chief Accounting Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 31, 2006

/s/ Lance R. Larsen

     Lance R. Larsen, Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to The Madonna Corporation and will be retained by The Madonna Corporation and furnished to the Securities and Exchange Commission or its staff upon request.